Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
TO EXCHANGE OUTSTANDING PUBLIC WARRANTS
TO PURCHASE COMMON STOCK OF
SHIFT TECHNOLOGIES INC. AND
CONSENT PURSUANT TO ITS OFFER TO EXCHANGE DATED NOVEMBER 25, 2020
THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON
DECEMBER 23, 2020, UNLESS THE OFFER PERIOD IS EXTENDED.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By Mail: 17 Battery Place – 8th Floor New York, NY 10004 Attention: Reorganization Department	By Overnight Delivery: 17 Battery Place – 8th Floor New York, NY 10004 Attention: Reorganization Department	By Hand: 17 Battery Place – 8th Floor New York, NY 10004 Attention: Reorganization Department
Guarantees of Delivery Via Facsimile (212) 616-7610 Confirmation Telephone Number: (917) 262-2378

For this Letter of Transmittal and Consent to be validly delivered, it must be received by the Depositary at one of the addresses above before the Offer expires (in addition to the other requirements detailed herein). The instructions set forth in this Letter of Transmittal and Consent should be read carefully before this Letter of Transmittal and Consent is completed. Delivery of this Letter of Transmittal and Consent to an address other than as set forth above will not be forwarded to the Depositary and will not constitute a valid delivery to the Depositary.

DESCRIPTION OF PUBLIC WARRANTS TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Public Warrant Certificate(s))	Description of Public Warrants Tendered (Attach Additional Signed List if Necessary) (See Instruction 3)
	Public Warrant Certificate Number(s)*	Total Number of Public Warrants Evidenced by Public Warrant Certificate(s)	Number of Public Warrants Tendered†

Total Public Warrants
Attach additional signed list if necessary. See Instruction 6. 1st:___ 2nd:___3rd:___ 4th:___ 5th:___

*        Do not need to complete if Public Warrants are delivered by book-entry transfer.

†        Unless otherwise indicated, it will be assumed that all Public Warrants evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

You should use this Letter of Transmittal and Consent if you are tendering physical certificates, or are causing the Public Warrants to be delivered by book-entry transfer to the Depositary’s account at The Depositary Trust Company (“DTC”) pursuant to the procedures set forth in Section 2 of the Offer to Exchange dated November 25, 2020 (as it may be amended or supplemented from time to time, the “Offer to Exchange” and, together with the Letter of Transmittal and Consent, the “Offer”).

All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Offer to Exchange.

The Offer is not being made to (nor will tender of the Public Warrants be accepted from or on behalf of) the Public Warrant holders in any jurisdiction where it would be illegal to do so.

Certificates for the Public Warrants, together with a properly completed Letter of Transmittal and Consent and any other documents required by this Letter of Transmittal and Consent, must be delivered to the Depositary and not to Shift Technologies, Inc., a Delaware corporation (the “Company”), formerly known as Insurance Acquisition Corp. (“IAC”). ANY DOCUMENTS DELIVERED TO THE COMPANY, THE INFORMATION AGENT OR DTC WILL NOT BE FORWARDED TO THE DEPOSITARY OR CONSIDERED DELIVERED TO THE DEPOSITARY AND WILL NOT BE DEEMED TO BE PROPERLY TENDERED.

The Offer is only open for Public Warrants and does not relate to the Company’s Placement Warrants. See Section 1 of the Offer to Exchange.

This Letter of Transmittal and Consent is to be completed by a holder of Public Warrants only if (i) certificates representing Public Warrants are to be forwarded herewith, or (ii) a tender of Public Warrants is to be made concurrently by book-entry transfer to the account maintained by DTC pursuant to Section 2 of the Offer to Exchange. See Instruction 2.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Public Warrants tendered. The certificate numbers, the number of the Public Warrants represented by the certificates and the number of the Public Warrants that the undersigned wishes to tender should be set forth in the appropriate boxes above.

Additional Information if Public Warrants Have Been Lost or Are Being Delivered By Book-Entry Transfer

LOST, DESTROYED OR STOLEN CERTIFICATE(S)
(See Instruction 11)

If any certificate representing Public Warrants has been lost, destroyed or stolen, the Public Warrant holder should complete this Letter of Transmittal and Consent, indicate the certificate(s) representing Public Warrants is lost and return it to the Depositary. The Public Warrant holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and Consent and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Public Warrant holders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

BOOK-ENTRY TRANSFER
(See Instruction 2)

☐    CHECK HERE IF TENDERED PUBLIC WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________________________

DTC Account No.: __________________________________________________________________________

Transaction Code No.: _______________________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Public Warrants tendered or may accept for payment fewer than all of the Public Warrants tendered. In any event, the undersigned understands that certificate(s) for any Public Warrants not tendered or not exchanged will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled “Special Payment/Issuance Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned understands that acceptance of Public Warrants by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The check for the cash portion of Exchange Consideration for the Public Warrants tendered and exchanged and the shares of the Company’s Class A common stock exchanged for the Public Warrants tendered and exchanged will, in each case, be issued to the order of the undersigned and mailed to the address indicated in the box entitled “Description of Public Warrants Tendered” above, unless otherwise indicated in the box entitled “Special Payment/Issuance Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned acknowledges that the Company has no obligation, pursuant to the “Special Payment/Issuance Instructions,” to transfer any Public Warrants from the name of its registered holder(s), or to order the registration or transfer of any Public Warrants tendered by book-entry transfer, if the Company does not exchange any of the Public Warrants.

SPECIAL PAYMENT/ISSUANCE INSTRUCTIONS
(See Instructions 1, 4, and 6)

To be completed ONLY if certificate(s) for Public Warrants not tendered or not exchanged or any check for the cash portion of Exchange Consideration or certificate(s) representing shares of the Company’s Class A common stock are to be issued in the name of someone other than the undersigned.

Issue:

☐ Public Warrant Certificate(s)

☐ Check

☐ Class A Common Stock Certificate(s) to:

Name:

Address:

Zip Code:

Tax Identification or Social Security Number:

Complete and Sign IRS Form W-9 or
IRS Form W-8BEN (or other applicable
IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, and 6)

To be completed ONLY if certificate(s) for Public Warrants not tendered or not exchanged or any check for the cash portion of Exchange Consideration or certificate(s) representing shares of Company’s Class A common stock are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated in the box entitled “Description of Public Warrants Tendered” above.

Mail:

☐ Public Warrant Certificate(s)

☐ Check

☐ Class A Common Stock Certificate(s) to:

Name:

Address:

Zip Code:

Tax Identification or Social Security Number:

Complete and Sign IRS Form W-9 or
IRS Form W-8BEN (or other applicable
IRS Form W-8)

IMPORTANT

PUBLIC WARRANT HOLDERS SIGN HERE (Please Complete and Return the Attached IRS Form W-9)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for Public Warrants or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Owner(s): ______________________________________________________________________
Dated: ________________________	Name(s): ________________________________________________
(Please Print)
Capacity (full title): __________________________________________________________________________
Address: ___________________________________________________________________________________
(Include Zip Code)
Daytime Area Code and Telephone Number: _______________________________________________________
Taxpayer Identification or Social Security Number: __________________________________________________
(See IRS Form W-9)
GUARANTEE OF SIGNATURE(S) (If Required — See Instructions 1 and 5)
Authorized Signature: ________________________________________________________________________
(Please Print)
Name: _____________________________________________________________________________________
Title: ______________________________________________________________________________________
Name of Firm: ______________________________________________________________________________
Address: ___________________________________________________________________________________
(Include Zip Code)
Area Code and Telephone Number: _______________________________________________________________
Dated: ______________________

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT CAREFULLY,
INCLUDING THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions described in the Offer to Exchange dated November 25, 2020 (the “Offer to Exchange”) and in this Letter of Transmittal and Consent (which together, as each may be supplemented or amended from time to time, constitute the “Offer”), receipt of which is hereby acknowledged, an aggregate number of Public Warrants in exchange for a combination of 0.25 shares of the Company’s Class A common stock and $1.00 in cash, without interest (“Exchange Consideration”) for every outstanding Public Warrant of the Company tendered by the holder and exchanged pursuant to the Offer.

Concurrently with the Offer, the Company is also soliciting consents from holders of the Public Warrants to amend the Warrant Agreement, which governs the terms of all of the Public Warrants, to permit the Company to require that each Public Warrant that is outstanding upon the closing of the Offer be converted into a combination of 0.225 shares of the Company’s Class A common stock and $0.90 in cash, without interest (as more fully described in the Offer to Exchange Letter, including Annex A thereto, the Warrant Amendment). Pursuant to the terms of the Warrant Agreement, the consent of holders of at least 65% of the outstanding Public Warrants is required to approve the Warrant Amendment. Therefore, one of the conditions to the adoption of the Warrant Amendment is the receipt of the consent of holders of at least 65% of the then outstanding Public Warrants. Holders of the Public Warrants who desire to tender their Public Warrants pursuant to the Offer are required to consent to the Warrant Amendment. The execution and delivery of this Letter of Transmittal and Consent will constitute a Holder’s consent to the Warrant Amendment and will also authorize and direct the Depository to execute and deliver a written consent to the Warrant Amendment on such Holder’s behalf with respect to all Public Warrants tendered by such Holder. A Holder of Public Warrants may not tender Public Warrants in the Offer without delivering its consent to the Warrant Amendment with respect to all Public Warrants by such Holder.

Subject to, and effective upon, acceptance for payment of the Public Warrants tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Public Warrants tendered and orders the registration of all Public Warrants if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the warrants with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•        deliver certificate(s) representing the Public Warrants or transfer of ownership of the Public Warrants on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned’s agent, of the Exchange Consideration with respect to the Public Warrants;

•        present certificates for the Public Warrants for cancellation and transfer on the books of the Company; and

•        receive all benefits and otherwise exercise all rights of beneficial ownership of the Public Warrants, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

All Public Warrants properly tendered and not properly withdrawn will be exchanged, subject to the conditions of the Offer. The undersigned understands that all Public Warrant holders whose Public Warrants are exchanged by the Company will receive the same Exchange Consideration for each Public Warrant exchanged in the Offer.

The undersigned covenants, represents and warrants to the Company that the undersigned:

•        has full power and authority to tender, sell, assign, transfer and exchange the Public Warrants tendered hereby and when and to the extent accepted for payment, the Company will acquire good, marketable and unencumbered title to the tendered Public Warrants, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale, assignment, transfer or exchange of the Public Warrants, and not subject to any adverse claims;

•        understands that tenders of Public Warrants pursuant to procedures described in Section 2 of the Offer to Exchange and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer;

•        that (i) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the Public Warrants or equivalent securities at least equal to the Public Warrants being tendered, and (ii) the tender of Public Warrants complies with Rule 14e-4; and

•        will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment, transfer or exchange free and clear of all liens of the Public Warrants tendered hereby.

The undersigned understands that tenders of the Public Warrants pursuant to the procedures described in Section 2 of the Offer to Exchange and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on Exchange Consideration, including without limitation by reason of any delay in making payment.

The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment/Issuance Instructions,” to transfer any Public Warrants from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Public Warrants so tendered.

Unless otherwise indicated under “Special Payment/Issuance Instructions,” please issue the check for the cash portion of Exchange Consideration for any Public Warrants tendered and exchanged (less the amount of any federal income or backup withholding tax required to be withheld) and the certificate(s) representing shares of the Company’s Class A common stock exchanged for Public Warrants, and please return any Public Warrants not tendered or not exchanged, in the name(s) of the undersigned or, in the case of the Public Warrants tendered by book-entry transfer, by credit to the account at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the cash portion of Exchange Consideration for any Public Warrants tendered and exchanged (less the amount of any federal income or backup withholding tax required to be withheld) and the certificate(s) representing shares of the Company’s Class A common stock exchanged for Public Warrants, and any certificates for Public Warrants not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment/Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the check for the cash portion of Exchange Consideration for any Public Warrants tendered and exchanged (less the amount of any federal income or backup withholding tax required to be withheld) and the certificate(s) representing shares of the Company’s Class A common stock exchanged for Public Warrants, and return any Public Warrants not tendered or not exchanged in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

All authority conferred or agreed to be conferred in this Letter of Transmittal and Consent will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.

Delivery of documents to DTC does not constitute delivery to the Depositary.

“Expiration Date” means 12:00 Midnight, Eastern Time, on December 23, 2020, unless and until the Company, in its sole discretion, extends the Offer, in which case the “Expiration Date” means the latest time and date at which the Offer, as extended, expires.

BY TENDERING PUBLIC WARRANTS IN THE OFFER, THE UNDERSIGNED ALSO CONSENTS TO AND APPROVES THE WARRANT AMENDMENT, AS SET FORTH IN THE OFFER TO EXCHANGE, AND AUTHORIZES THE DEPOSITARY TO CONSENT TO AND APPROVE THE WARRANT AMENDMENT ON THE UNDERSIGNED’S BEHALF WITH RESPECT TO THE PUBLIC WARRANTS TENDERED. HOLDERS OF PUBLIC WARRANTS MAY NOT TENDER PUBLIC WARRANTS IN THE OFFER WITHOUT AUTHORIZING THE DEPOSITARY TO CONSENT TO AND APPROVE THE PROPOSED WARRANT AMENDMENT ON THEIR BEHALF.

This Letter of Transmittal and Consent, properly completed and duly executed, or a manually signed facsimile of this Letter of Transmittal and Consent, together with certificates representing Public Warrants being tendered or confirmation of book-entry transfer and all other required documents must be received by the Depositary by the Expiration Date. U.S. Holders are encouraged to return a completed IRS Form W-9 with this Letter of Transmittal and Consent.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By Mail: 17 Battery Place – 8th Floor New York, NY 10004 Attention: Reorganization Department	By Overnight Delivery: 17 Battery Place – 8th Floor New York, NY 10004 Attention: Reorganization Department	By Hand: 17 Battery Place – 8th Floor New York, NY 10004 Attention: Reorganization Department
Guarantees of Delivery Via Facsimile (212) 616-7610 Confirmation Telephone Number: (917) 262-2378

Questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Questions or requests for assistance or additional copies of the Offer to Exchange and this Letter of Transmittal and Consent may be directed to the Information Agent at its respective address and telephone numbers set forth below. Public Warrant holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

470 West Avenue, 3rd Floor
Stamford, CT 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerage firms, please call: (203) 658-9400
Email: SFTTW.info@investor.morrowsodali.com

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.      Guarantee of Signatures.    No signature guarantee is required if:

•        this Letter of Transmittal and Consent is signed by the registered holder of the Public Warrants whose name appears on a security position listing as the owner of the Public Warrants tendered and the holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment/Issuance Instructions” on this Letter of Transmittal and Consent; or

•        Public Warrants are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 promulgated under the Exchange Act (each of the foregoing constituting an “eligible institution”).

In all other cases, all signatures on this Letter of Transmittal and Consent must be guaranteed by an eligible institution. See Instruction 5.

2.      Delivery of Letter of Transmittal and Consent and Certificates.    This Letter of Transmittal and Consent is to be completed only if certificates for Public Warrants are delivered with it to the Depositary or if a tender for Public Warrants is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Exchange. Certificates for all physically tendered Public Warrants or confirmation of a book-entry transfer into the Depositary’s account at DTC of Public Warrants tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal and Consent, or an agent’s message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal and Consent, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. Delivery of this Letter of Transmittal and Consent and any other required documents to DTC or any other person or address does not constitute delivery to the Depositary.

The method of delivery of all documents, including certificates for the Public Warrants, this Letter of Transmittal and Consent and any other required documents, is at the election and risk of the tendering Public Warrant holder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders, nor will it exchange any fractional warrants, except as expressly provided in the Offer to Exchange. All tendering Public Warrant holders, by execution of this Letter of Transmittal and Consent (or a facsimile of this Letter of Transmittal and Consent), waive any right to receive any notice of the acceptance of their tender.

3.      Inadequate Space.    If the space provided in the box entitled “Description of Public Warrants Tendered” above is inadequate, the certificate numbers and/or the number of Public Warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal and Consent.

4.      Partial Tenders and Non-Exchanged Warrants.    (Not applicable to Public Warrant holders who tender by book-entry transfer.) If fewer than all of the Public Warrants evidenced by any certificate are to be tendered, fill in the number of Public Warrants that are to be tendered in the column entitled “Number of Public Warrants Tendered” in the box entitled “Description of Public Warrants Tendered” above. In that case, if any tendered Public Warrants are exchanged, a new certificate for the remainder of the Public Warrants (including any Public Warrants not exchanged) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment/Issuance Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal and Consent, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Public Warrants represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

5.      Signatures on Letter of Transmittal and Consent; Instruments of Transfer and Endorsements.    If this Letter of Transmittal and Consent is signed by the registered holder(s) of the Public Warrants tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Public Warrants tendered hereby are registered in the names of two or more persons, all such persons must sign this Letter of Transmittal and Consent.

If any of the Public Warrants tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consent as there are different registrations of certificates.

If this Letter of Transmittal and Consent is signed by the registered holder(s) of the Public Warrants tendered hereby, no endorsement(s) of certificate(s) representing the Public Warrants or separate instrument(s) of transfer are required unless payment of the cash portion of Exchange Consideration for any tendered Public Warrants is to be made, certificate(s) representing shares of the Company’s Class A common stock are to be issued or certificate(s) for Public Warrants not tendered or not exchanged are to be issued, to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

If this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment of the cash portion of Exchange Consideration for any tendered Public Warrants is to be made, certificate(s) representing shares of the Company’s Class A common stock are to be issued or certificate(s) for Public Warrants not tendered or not exchanged are to be issued, to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate instrument(s) of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or instrument(s) of transfer must be guaranteed by an eligible institution. See Instruction 1.

If this Letter of Transmittal and Consent or any certificate(s) or instrument(s) of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and Consent and must submit proper evidence satisfactory to the Depositary which is satisfactory to the Company of his or her authority to so act.

6.      Special Payment and Delivery Instructions.    If check(s), certificate(s) representing shares of the Company’s Class A common stock or check(s) or certificate(s) for Public Warrants not tendered or not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal and Consent or if the certificate(s) and/or check(s) are to be sent to someone other than the person signing this Letter of Transmittal and Consent or to the signer at a different address, the box entitled “Special Payment/Issuance Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal and Consent should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7.      Irregularities.    All questions as to the number of Public Warrants to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Public Warrants will be determined by the Company, in its reasonable discretion, and its determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of any Public Warrants that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer prior to the Expiration Date with respect to all tendered Public Warrants. The Company’s interpretation of the terms of the Offer may be subject to challenge by any security holder in any court of competent jurisdiction. Any determination of such a court of competent jurisdiction will be final and binding on all parties. The Company also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular warrants or any particular warrant holder. No tender of Public Warrants will be deemed to have been properly made until all defects or irregularities have been cured by the tendering Public Warrant holder or waived by the

Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Public Warrants. None of the Company, the Depositary, the Information Agent, or any other person will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any notice.

8.      Questions and Requests for Assistance and Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at their respective telephone numbers and address set forth at the end of this Letter of Transmittal and Consent. Public Warrant holders may request additional copies of the Offer to Exchange and this Letter of Transmittal and Consent from the Information Agent at its address and telephone numbers set forth at the end of this Letter of Transmittal and Consent.

9.      Important Tax Information and IRS Form W-9 and IRS Form W-8.    Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, an amount (currently 24%) of the gross cash proceeds payable to a Public Warrant holder or other payee pursuant to the Offer must be withheld and remitted to the Internal Revenue Service (the “IRS”), unless the Public Warrant holder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalties of perjury that the number is correct and that the warrant holder is exempt from backup withholding or otherwise establishes an exemption. Therefore, each tendering Public Warrant holder that is a U.S. holder (as defined in Section 12 of the Offer to Exchange) should complete and sign the IRS Form W-9 included as part of this Letter of Transmittal and Consent in order to provide the information and certification necessary to avoid backup withholding. If a U.S. holder provides the Depositary with an incorrect taxpayer identification number, the U.S. holder may be subject to penalties imposed by the IRS. Certain “exempt recipients” (including, among others, all corporations and certain non-U.S. holders, as defined in Section 12 of the Offer to Exchange) are not subject to backup withholding. See the instructions included with the attached IRS Form W-9” for more information.

In order for a non-U.S. holder to qualify as an exempt recipient, that Public Warrant holder must submit to the Depositary an appropriate IRS Form W-8 (generally a W-8BEN or W-8BEN-E, or successor form), signed under penalties of perjury, attesting to that Public Warrant holder’s exempt status. Such Public Warrant holders should consult a tax advisor to determine which IRS Form W-8 is appropriate. IRS Forms W-8 can be obtained from the Depositary or online from the IRS at www.irs.gov.

Backup withholding is not an addition to tax and may be credited against U.S. federal income tax payable by a U.S. holder or, if such backup withholding exceeds such amount of tax payable, claimed as a refund.

10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Public Warrants has been lost, destroyed or stolen, the Public Warrant holder should complete this Letter of Transmittal and Consent, indicate the certificate(s) representing Public Warrants is lost and return it to the Depositary. The Public Warrant holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and Consent and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Public Warrant holders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

11.    Consenting in the Offer and Consent Solicitation.    By tendering the Public Warrants in accordance with the procedures described in the Offer, you also consent to and approve the Warrant Amendment, as set forth in the Offer to Exchange, acknowledge receipt of the Offer to Exchange and revoke any proxy heretofore given with respect to the Warrant Amendment. You irrevocably constitute and appoint the Depositary as your agent and attorney-in-fact, with full power and authority in your name, place and stead, with full knowledge that the Depositary is also acting as the agent of the Company in connection with the Offer to Exchange, as your true and lawful representative, attorney-in-fact and agent with respect to the tendered Public Warrants, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offer to Exchange, to (1) deliver the tendered Public Warrants to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Depositary, as its agent, of Exchange Consideration to be paid in exchange for the Public

Warrants, (2) present the tendered Public Warrants for transfer, and to transfer the tendered Public Warrants on the account books maintained by DTC to, or upon the order of, the Company, (3) present the tendered Public Warrants for transfer, and to transfer the tendered Public Warrants on the books of the Company, (4) immediately prior to the Company’s acceptance for exchange of the Public Warrants tendered, consent to and approve the Warrant Amendment on your behalf, (5) make, execute, sign, acknowledge, verify, swear to and deliver on your behalf any written consent of the holders of Public Warrants to approve the Warrant Amendment, (6) receive all benefits and otherwise exercise all rights of ownership of the tendered Public Warrants, all in accordance with the terms and conditions of the Offer to Exchange and (7) to do and perform each and every act and thing whether necessary or desirable to be done, as fully as you might or could do if personally present at a meeting of holders of Public Warrants or otherwise. Such appointment will be automatically revoked if the Company does not accept for exchange Public Warrants that a Public Warrant holder has tendered.

ALL TENDERING U.S. HOLDERS MUST COMPLETE THE FOLLOWING:
PAYER: Continental Stock Transfer & Trust Company

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ____

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from FATCA reporting code (if any) ____

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 24% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future and I understand that (A) 24% of all reportable payments made to me will be withheld until I provide a taxpayer identification number and (B) I must provide my taxpayer identification number within 60 days of the date I sign this form.

SIGNATURE:	DATE:

FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE
INTERNAL REVENUE SERVICE.